UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183
Miami, Florida 33131
(Address of Principal Executive Offices)

(737) 289-0835

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On September 12, 2024, MIRA Pharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was July 22, 2024 (the “Record Date”). As of the Record Date, there were 14,780,885 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share of the Company’s Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 9,418,088 shares of Common Stock were represented and voted by proxy, constituting a quorum for the Annual Meeting (the 9,418,088 votes represented equaled approximately 63.72% of the outstanding possible votes).

At the Annual Meeting, five proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 26, 2024. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected Erez Aminov, Michael Jerman, Matthew Del Giudice, M.D., Denil Nanji Shekhat, M.D., and Edward MacPherson as directors of the Company to serve until the next Annual Meeting of Stockholders.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-votes
Erez Aminov	6,630,277	-	1,149,850	1,637,961
Michael Jerman	6,629,358	-	1,150,769	1,637,961
Matthew Del Giudice, M.D.	6,629,198	-	1,150,929	1,637,961
Denil Nanji Shekhat, M.D.	6,630,735	-	1,149,392	1,637,961
Edward MacPherson	6,630,734	-	1,149,393	1,637,961

Proposal 2

To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
9,408,950	609	8,529	-

Proposal 3

To approve certain amendments to the 2022 Omnibus Incentive Plan (the “Plan”) to increase the number of shares available under the Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
6,571,765	1,195,156	13,206	1,637,961

Proposal 4

The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and/or 3 was withdrawn because the Company’s stockholders approved and adopted the Proposal 1 and 3, as noted above.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
9,348,608	59,780	9,700	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACUTICALS, INC.

Dated: September 12, 2024	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer